EXHIBIT 10.1

Invoice #20816

April 19th, 2007

For sale of Mineral Titles in the Province of British Columbia

From:

David A. Zamida
47 Farningham Crescent
Toronto ON Canada M9B 3B4
647-222-5175

To:

Tidewater Resources Inc.
Suite 322 Unit 205 - 329 North Road
Coquitlam BC Canada V3K 6Z8

Vol. Tenure Description/Price Discounted Price 1- 544586 Kammatika Claims $19,000.00 $5,000.00 (CDN) 1- 544587 1- 544588 1- 549344 1- 552715 1- 536440

Total cost $5,000.00 (CDN)

Please make cheque or money order payable to David Zamida.

Thank you